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GUIDESTONE FUNDS

Value Equity Fund and International Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

March 25, 2019

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Value Equity Fund (“VEF”) and the International Equity Fund (“IEF”), each a series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved the appointment of a new sub-adviser, American Century Investment Management, Inc. (“American Century”), to manage a portion of the VEF. American Century has begun serving as sub-adviser to the VEF. The VEF’s investment objective remained unchanged; however, the principal investment strategies and principal investment risks of the VEF changed as a result of the appointment of American Century. In addition, the overall management and advisory fees of the VEF increased by approximately 0.03% (three basis points) as a result of American Century’s appointment as a sub-adviser. Pursuant to an exemptive order received by the Trust, which is discussed below, the appointment of American Century did not require a shareholder vote.

The Board and GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as the majority shareholder of the IEF, have approved the appointment of a new sub-adviser, WCM Investment Management, LLC (“WCM”), to manage a portion of the IEF. WCM has not begun serving as sub-adviser to the VEF as of the date of this Information Statement. There will be no change to the IEF’s investment objective, principal investment strategies or principal investment risks, but the overall management and advisory fees of the IEF will increase by approximately 0.05% (five basis points) as a result of the appointment of WCM. The new sub-advisory agreement with WCM has been approved in conjunction with the termination of the sub-advisory agreement with Baillie Gifford Overseas Limited (“Baillie Gifford”). WCM will manage the portion of the IEF’s portfolio previously managed by Baillie Gifford.

GuideStone Capital Management, LLC, the investment adviser to the VEF and the IEF, expects that the appointments of American Century and WCM will enhance the investment services provided to, and improve the return potential of, the VEF and the IEF, respectively.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

2

GUIDESTONE FUNDS

Value Equity Fund and International Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Funds/Disclosures.

March 25, 2019

This document is an Information Statement for shareholders of each of the above-listed series (each, a “Fund,” and together, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to each Fund and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds’ administration and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about March 25, 2019, to the shareholders of record of each Fund as of March 1, 2019 (the “Record Date”).

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. In addition, GuideStone Financial Resources, as of the date of its approval, directly or indirectly controlled the vote of at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval.

As further described herein, the Board of Trustees of the Trust (the “Board”) and GuideStone Financial Resources have approved the appointment of WCM Investment Management, LLC (“WCM”) as a new sub-adviser to the International Equity Fund (“IEF”) and the resulting increase in the overall management and advisory fees for the IEF. This Information Statement provides information about the Board’s and GuideStone Financial Resources’ approval of the new sub-advisory agreement with WCM on behalf of the IEF.

As described in the Funds’ prospectus, the assets of each Fund are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to approval of the Board, to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided there is not an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of the new sub-advisory agreement with American Century Investment Management, Inc. (“American Century”) on behalf of the Value Equity Fund (“VEF”).

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

As of the Record Date, there were issued and outstanding 19,783,055.735 shares of the Investor Class of the VEF, 41,522,861.140 shares of the Institutional Class of the VEF, 24,926,219.846 shares of the Investor Class of the IEF and 67,725,274.017 shares of the Institutional Class of the IEF. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of each Fund as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	Value Equity Fund: Appointment of American Century Investment Management, Inc. as Sub-Adviser

A.	Overview

On March 1, 2019, the Board voted to approve the selection of a new sub-adviser, American Century, to manage a portion of the VEF. American Century began serving as sub-adviser to the VEF on March 13, 2019. There was no change to the VEF’s investment objective as a result of the appointment of American Century. There was a change to the VEF’s principal investment strategies and principal investment risks, and the overall management and advisory fees of the VEF increased by approximately three basis points (0.03%) as a result of the appointment of American Century as sub-adviser to the VEF. However, the overall management and advisory fees did not increase more than the overall management and advisory fees last approved by shareholders. As such, shareholder approval was not necessary to approve the appointment of American Century.

B.	Appointment

At a regular, in-person meeting held on February 28 – March 1, 2019, the Board, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, the Adviser, American Century or the Trust’s principal underwriter (“Independent Trustees”), considered and unanimously approved the Adviser’s proposal to appoint American Century as a sub-adviser to manage a portion of the VEF’s portfolio pursuant to a sub-advisory agreement between the Trust, the Adviser and American Century (the “American Century Agreement”). Upon the effectiveness of the American Century Agreement, the overall management and advisory fees of the VEF increased by approximately 0.03% (three basis points). American Century began providing sub-advisory services to the VEF on March 13, 2019. In addition to American Century, AJO, LP; Barrow, Hanley, Mewhinney & Strauss, LLC; Legal & General Investment Management, Inc.; and TCW Investment Management Company LLC, the VEF’s current sub-advisers, continue to provide sub-advisory services with respect to allocated portions of the VEF.

The Adviser’s recommendation to hire American Century was based on its analysis of the VEF’s investment objective and the structure of the VEF’s sub-adviser composite. The Adviser’s recommendation is intended to benefit the VEF by improving the VEF’s return potential and enhancing the VEF’s diversification profile.

C.	Board Considerations

In making its determination to approve American Century’s selection as a sub-adviser to the VEF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by American Century, composite historical performance information and back-tested synthetic performance, the fees charged by American Century for its U.S. Concentrated Large Cap Value Strategy (the “American Century Strategy”) and information regarding American Century’s ownership structure; investment management experience; personnel; clients; assets under management (“AUM”); legal and regulatory history; compliance policies and procedures; brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend American Century. The Board received and considered information about the potential of American Century to contribute economies of scale as the VEF grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to American Century’s stated fee schedule.

Because this engagement with American Century was new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that American Century did provide an estimate of profitability for providing its services to the VEF, which was based on a full cost approach. The Trustees considered the Adviser’s assessment of American Century’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by American Century, believed that American Century was financially sound.

The Board considered the fees to be paid to American Century under the American Century Agreement, as well as the overall fee structure under the American Century Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that employ similar strategies. The Board noted that the VEF’s overall management and advisory fees would increase as a result of the appointment of American Century, highlighting that assets currently assigned to a lower cost, passive sub-adviser strategy would be re-allocated to the higher cost, active American Century Strategy. The Board also noted that the VEF, and not the Adviser, would pay fees to American Century directly, and that, as a result, the appointment of American Century would not be expected to affect the Adviser’s profitability with respect to the VEF.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by American Century and its affiliates as a result of its arrangements with the VEF. The Board concluded that any potential benefits to be derived by American Century included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered that the Adviser intended to allocate approximately 17% of the VEF’s assets to the American Century Strategy. The Board noted the Adviser’s determination that the strategy would complement the other strategies currently utilized in the VEF and, as such, would enhance the VEF’s potential to provide long-term capital appreciation, including downside protection. The Board noted the Adviser’s representation that American Century would be comfortable managing the American Century Strategy in accordance with the VEF’s socially responsible investment policy.

While noting that past performance does not indicate future results, the Board considered that the composite performance (since January 2017) and the back-tested performance (since January 2007) of the American Century Strategy, gross of fees as of December 31, 2018, versus its benchmark, the Russell 1000® Value Index, had been favorable over historical time periods. The Board also considered that the American Century Strategy’s composite performance had outperformed its benchmark index over the one-year period ended December 31, 2018. Additionally, the Board noted that the blended composite and back-dated performance had outperformed the benchmark index over the three-, five- and seven-year and analysis periods ended December 31, 2018. American Century presented the blended composite and back-dated performance as a representation of the likely longer-term return and risk profile of the American Century Strategy. The Board noted that the VEF would be the first investor in the American Century Strategy, as the only current assets in the strategy were seed capital of approximately $1.0 million as of December 31, 2018.

The Board noted that the Adviser had planned to engage a transition manager to re-allocate separate portions of the VEF’s assets to American Century. The Board reviewed the Adviser’s estimate of the costs of the transition of assets and considered the fact that the transition would occur within large cap, developed equity markets which are very liquid. Therefore, the Board noted that the cost of the transition is estimated to be modest to the VEF.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that American Century would provide investment management services that are appropriate in scope and that the fees to be paid to American Century by the VEF under the American Century Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of American Century. In addition, since January 1, 2018, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which American Century, any parent or subsidiary of American Century or any subsidiary of a parent of such entities was, or is to be, a party. American Century also serves as a sub-adviser to the Defensive Market Strategies Fund, another series of the Trust advised by the Adviser.

Information Regarding American Century. American Century has been a privately-controlled investment manager since 1958. As of December 31, 2018, American Century had approximately $149.5 billion in AUM. American Century uses a team approach to manage the firm’s assigned portion of the VEF. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Kevin Toney, CFA®, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager; Phillip N. Davidson, CFA®, Senior Vice President and Executive Portfolio Manager; Michael Liss, CFA®, CPA, Vice President and Senior Portfolio Manager; and Brian Woglom, CFA®, Vice President and Senior Portfolio Manager. Each member of the team has more than five years of experience with American Century. More information about American Century is provided in Appendix B.

Comparison of the Management Fees. The overall management and advisory fees paid by the VEF increased by approximately 0.03% (three basis points), based on a restatement of fees for the current fiscal year, as a result of the appointment of American Century, compared to the overall management and advisory fees paid by the VEF prior to the effective date of the American Century Agreement. However, even with this increase to the overall management and advisory fees, the overall management and advisory fees of the VEF were lower than the overall management and advisory fees last approved by shareholders. As such, the appointment of American Century did not require a shareholder vote.

Prior to the effectiveness of the American Century Agreement, the Institutional Class and Investor Class of the VEF paid overall management and advisory fees of 0.54% of average daily net assets for the year ended December 31, 2018. For the fiscal year ended December 31, 2018, the actual overall management and advisory fees paid by the VEF to the Adviser and the sub-advisers to the VEF, both as a dollar amount and as a percentage based upon the VEF’s average daily net assets, were $4,672,749 (0.33%) and $2,933,666 (0.21%), respectively. Upon the appointment of American Century, the Institutional Class and Investor Class of the VEF will pay overall management and advisory fees of approximately 0.57% of the VEF’s average daily net assets. This increase reflects the fees payable to American Century, as well as fees paid to the VEF’s existing sub-advisers under the services of their respective sub-advisory agreements with the Trust and the Adviser. If the new overall management and advisory fees had been in effect for the fiscal year ended December 31, 2018, the VEF would have paid $8,070,073 in overall management and advisory fees or a 0.03% increase in the overall management and advisory fees actually paid that year. The actual amount of the overall management and fees paid by the VEF will vary, depending on the allocation of the VEF’s assets to its sub-advisers.

The following tables show the VEF’s annual expenses (1) based on actual expenses incurred during the VEF’s fiscal year ended December 31, 2018; and (2) on a pro forma basis as if the American Century Agreement had been in effect during 2018. The pro forma expenses should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown as follows.

Comparison of Fees and Expenses

As of December 31, 2018

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.54%	0.57%	0.54%	0.57%
Other expenses	0.03%	0.03%	0.30%	0.30%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	0.58%	0.61%	0.85%	0.88%
Fee waiver(1)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual Fund operating expenses (after fee waiver)	0.57%	0.60%	0.84%	0.87%

(1)

The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2019. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$58	$61	$86	$89
3 Years	$185	$194	$270	$280
5 Years	$323	$339	$470	$487
10 Years	$725	$761	$1,048	$1,083

Description of the American Century Agreement. The American Century Agreement became effective on March 1, 2019, and American Century began providing services to the VEF on March 13, 2019. This description of the American Century Agreement is qualified in its entirety by the form of the American Century Agreement, which is included in Appendix C. The terms of the American Century Agreement are substantially the same as the investment sub-advisory agreements between the Trust, the Adviser and the VEF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain provision changes regarding indemnification and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and with information regarding class action claims and obligations with respect to compliance matters.

The American Century Agreement will continue in effect for an initial term of two years. Thereafter, the American Century Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the VEF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the American Century Agreement, American Century will manage the assets of the VEF that are allocated to American Century by the Adviser. American Century has discretion pursuant to the American Century Agreement to purchase and sell securities for its allocated segment of the VEF’s assets in accordance with the VEF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to American Century. Although American Century is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The American Century Agreement recognizes that American Century may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The American Century Agreement also provides that American Century will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions American Century effects on behalf of the VEF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the VEF’s performance with respect to American Century’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that American Century normally makes available to its institutional investors or other customers.

The American Century Agreement does not protect American Century against liability to the VEF or the VEF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach, of its duties and obligations under the American Century Agreement. The American Century Agreement will terminate automatically with respect to the VEF upon assignment or upon the termination of the VEF’s Advisory Agreement with the Adviser. The American Century Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

II.	International Equity Fund: Appointment of WCM Investment Management, LLC as Sub-Adviser

A.	Overview

On March 1, 2019, the Board voted to approve the selection of a new sub-adviser, WCM, to manage a portion of the IEF. WCM will replace Baillie Gifford Overseas Limited (“Baillie Gifford”), which has served as one of the sub-advisers to the IEF. WCM has not begun serving as sub-adviser to the IEF as of the date of this Information Statement. There will be no changes to the IEF’s investment objectives, principal investment strategies or principal investment risks, and the overall management and advisory fees of the IEF will increase by approximately five basis points (0.05%) as a result of the appointment of WCM as sub-adviser to the IEF.

B.	Appointment

At a regular, in-person meeting held on February 28 – March 1, 2019, the Board, including the Independent Trustees, considered and unanimously approved the Adviser’s proposals to (1) terminate the sub-advisory agreement with Baillie Gifford on behalf of the IEF; and (2) appoint WCM as a sub-adviser to manage a portion of the IEF’s portfolio pursuant to a sub-advisory agreement between the Trust, the Adviser and WCM (the “WCM Agreement”). The Adviser’s proposal was based on certain factors, including, but not limited to, its assessment of the performance and investment style of the Baillie Gifford strategy and the desire of the Adviser to enhance the risk/return profile of the IEF. Based upon a review of comparative performance information and other factors, the Adviser recommended, and the Board approved, the termination of the sub-advisory agreement between the Adviser, the Trust and Baillie Gifford and the approval of the WCM Agreement on behalf of the IEF. WCM will begin providing sub-advisory services to the IEF on or after April 11, 2019. In addition to WCM, AQR Capital Management, LLC; Harris

Associates L.P.; MFS Institutional Advisors, Inc.; and Mondrian Investment Partners Ltd., the IEF’s current sub-advisers, will continue to provide sub-advisory services with respect to allocated portions of the IEF.

The Adviser’s recommendation to hire WCM was based on its analysis of the IEF’s investment objective and the structure of the IEF’s sub-adviser composite. The Adviser’s recommendation is intended to benefit the IEF by improving the IEF’s investment return potential and enhancing the IEF’s diversification profile.

C.	Board Considerations

In making its determination to approve WCM’s selection as a sub-adviser to the IEF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by WCM; the past performance of similar accounts managed by WCM that employ a strategy similar to the strategy proposed for the IEF; the fees charged to clients of WCM; the fees charged by other investment advisers that employ similar strategies; and information regarding WCM’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend WCM. The Board received and considered information about the potential of WCM to contribute economies of scale as the IEF grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to WCM’s stated fee schedule.

Because this engagement with WCM was new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that WCM did provide an estimate of profitability for providing its services to the IEF, which was based on a pro rata allocation of expenses based on the estimated portfolio account AUM to total firm AUM. The Trustees considered the Adviser’s assessment of WCM’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by WCM, believed that WCM was financially sound.

The Board considered the fees to be paid to WCM under the WCM Agreement, as well as the overall fee structure under the WCM Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that employ similar strategies. The Board noted that the IEF’s overall management and advisory fees would increase as a result of the appointment of WCM. The Board also noted that the IEF, and not the Adviser, would pay fees to WCM directly and that, as a result, the appointment of WCM would not be expected to affect the Adviser’s profitability with respect to the IEF.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by WCM as a result of its arrangements with the IEF. The Board concluded that any potential benefits to be derived by WCM included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered that WCM’s Focus Growth International Strategy (“WCM Strategy”) composite performance history versus its benchmark, the MSCI EAFE Growth Index, had been favorable over historical time periods (evaluated since December 2004). While noting that past performance does not indicate future results, the Board considered that the proposed strategy had outperformed its benchmark index over the one-, three-, five- and seven-year and analysis periods ended December 31, 2018.

The Board further considered the qualifications, experience and capabilities of the WCM individuals who would have primary portfolio management responsibilities for the IEF. In addition, the Board noted that, as of December 31, 2018, the AUM for the proposed WCM Strategy were approximately $25.2 billion, with total firm assets of $29.8 billion as of December 31, 2018.

The Board considered that the Adviser intends to allocate approximately 15% of the IEF’s assets to the WCM Strategy. The Board noted the Adviser’s determination that the strategy would complement the other strategies currently utilized in the IEF and, as such, would enhance the IEF’s potential to provide long-term capital appreciation. The Board noted the Adviser’s representation that WCM would be comfortable managing the WCM Strategy in accordance with the IEF’s socially responsible investment policy.

The Board noted that the estimated costs of the transition of assets from the terminated Baillie Gifford portfolio account to WCM, as estimated by the Adviser, were reasonable. Among other things, the Board considered the fact that the transition would occur primarily within the developed international equity markets, with some trading in emerging international markets equity markets, and therefore, may entail higher transaction costs compared to transactions involving other asset classes such as domestic stocks. However, the Board noted that the estimated transition costs would be modest to the IEF.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that WCM would provide investment management services that are appropriate in scope and that the fees paid to WCM by the IEF under the WCM Agreement were fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of WCM. In addition, since January 1, 2018, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which WCM, any parent or subsidiary of WCM or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding WCM. WCM is an investment advisory firm, registered with the SEC that specializes in providing innovative, equity investment advisory services. WCM was founded in 1976. As of December 31, 2018, the firm had AUM of approximately $29.8 billion. WCM will use a team approach to manage an assigned portion of the IEF. The team is led by Paul R. Black, Co-CEO and Portfolio Manager; Peter J. Hunkel, Vice President and Portfolio Manager; Michael B. Trigg, Senior Vice President and Portfolio Manager; and Kurt R. Winrich, CFA®, Co-CEO and Portfolio Manager. Each portfolio manager has been employed with WCM for five years or more. More information about WCM is provided in Appendix D.

Comparison of the Management Fees. The overall management and advisory fees paid by the IEF will increase by approximately 0.05% (five basis points), based on a restatement of fees for the current fiscal year, compared to the overall management and advisory fees paid by the IEF prior to the effective date of the WCM Agreement. The overall management and advisory fees of the IEF will increase by approximately 0.03% (three basis points) from the overall management and advisory fees last approved by shareholders. As such, the appointment of WCM required a shareholder vote, and such shareholder approval was obtained from GuideStone Financial Resources, as the majority shareholder of the IEF.

Prior to the effectiveness of the WCM Agreement, the Institutional Class and Investor Class of the IEF paid overall management fees of 0.72% of average daily net assets for the year ended December 31, 2018. For the fiscal year ended December 31, 2018, the actual overall management and advisory fees paid by the IEF to the Adviser and the sub-advisers to the IEF, both as a dollar amount and as a percentage based upon the IEF’s average daily net assets, were $4,932,354 (0.33%) and $5,883,764 (0.39%), respectively. Upon the appointment of WCM, the Institutional Class and Investor Class of the IEF will pay overall management and advisory fees of approximately 0.77% of the IEF’s average daily net assets. This increase reflects the fees payable to WCM, as well as fees paid to the IEF’s existing sub-advisers under the services of their respective sub-advisory agreements with the Trust and the Adviser. If the new overall management and advisory fees had been in effect for the fiscal year ended December 31, 2018, the IEF would have paid

$11,300,415 in overall management and advisory fees or a 0.05% increase in the overall management and advisory fees actually paid that year. The actual amount of the overall management and advisory fees paid by the IEF will vary, depending on the allocation of the IEF’s assets to its sub-advisers.

The following tables show the IEF’s annual expenses (1) based on actual expenses incurred during the IEF’s fiscal year ended December 31, 2018; and (2) on a pro forma basis as if the WCM Agreement had been in effect during 2018. The pro forma expenses should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown as follows.

Comparison of Fees and Expenses

As of December 31, 2018

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of our investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.72%	0.77%	0.72%	0.77%
Other expenses	0.28%	0.28%	0.55%	0.55%
Dividend or interest expense on short sales	0.08%	0.08%	0.08%	0.08%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses	1.10%	1.15%	1.37%	1.42%
Fee waiver(1)	(0.01%)	(0.01%)	(0.02%)	(0.02%)
Total annual Fund operating expenses (after fee waiver)	1.09%	1.14%	1.35%	1.40%

(1) The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2019. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$111	$116	$137	$143
3 Years	$349	$364	$432	$447
5 Years	$605	$632	$748	$774
10 Years	$1,339	$1,397	$1,645	$1,700

Description of the WCM Agreement. The WCM Agreement will become effective on April 1, 2019, and WCM will begin providing services to the IEF on or after April 11, 2019. This description of the WCM Agreement is qualified in its entirety by the form of the WCM Agreement, which is included in Appendix E. The terms of the WCM Agreement are substantially the same as the investment sub-advisory agreements between the Trust, the Adviser and the IEF’s other sub-advisers except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) changes to provisions regarding indemnification, expenses (specifically what the sub-adviser is not responsible for paying), representations, warranties and agreements of the Trust and the Adviser and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and with information regarding class action claims and obligations with respect to compliance matters.

The WCM Agreement will continue in effect for an initial term of two years. Thereafter, the WCM Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the IEF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the WCM Agreement, WCM will manage the assets of the IEF that are allocated to WCM by the Adviser. WCM has discretion pursuant to the WCM Agreement to purchase and sell securities for its allocated segment of the IEF’s assets in accordance with the IEF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to WCM. Although WCM is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The WCM Agreement recognizes that WCM may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The WCM Agreement also provides that WCM will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions WCM effects on behalf of the IEF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the IEF’s performance with respect to WCM’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that WCM normally makes available to its institutional investors or other customers.

The WCM Agreement does not protect WCM against liability to the IEF or the IEF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach, of its duties and obligations under the WCM Agreement. The WCM Agreement will terminate automatically with respect to the IEF upon assignment or upon the termination of the IEF’s Advisory Agreement with the Adviser. The WCM Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

III.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund of the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund’s sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund’s sub-advisers. For the fiscal year ended December 31, 2018, the VEF and IEF did not engage in any affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Matthew A. Wolfe
Chief Legal Officer and Secretary

March 25, 2019

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD

MORE THAN 5% OF GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 1, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	11,550,539.416	58%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,010,543.605	25%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,784,648.362	55%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,214,673.335	25%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,489,399.844	35%
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,106,583.056	29%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,007,810.878	22%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,434,979.441	6%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	23,658,321.211	35%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	19,784,179.745	29%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,645,543.783	22%

A-1

APPENDIX B

MORE INFORMATION ABOUT

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

American Century Investment Management, Inc. (“American Century”), with principal offices at 4500 Main Street, Kansas City, Missouri 64111, is a wholly-owned, privately held subsidiary of American Century Companies Inc. and is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. American Century provides portfolio management services for investment companies as well as for other business and institutional clients. As of December 31, 2018, American Century had approximately $149.5 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of American Century:

Name	Principal Occupation
Patrick T. Bannigan	Chief Financial Officer, Chief Accounting Officer, Vice President, Director and Treasurer
Charles A. Etherington	General Counsel and Senior Vice President
Amy D. Shelton	Chief Compliance Officer
Jonathan S. Thomas	Executive Vice President and Director
Victor S. Zhang	President, Chief Executive Officer and Chief Investment Officer

The business address of each person listed above is the same as the address for American Century.

American Century does not serve as investment adviser or sub-adviser to any registered investment companies which employ a strategy similar to that proposed to be employed for the Value Equity Fund.

B-1

APPENDIX C

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a limited liability company organized under the laws of the State of Texas, and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC., a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Value Equity Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.      Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser, except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.      Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.      Duties as Sub-Adviser.

(a)     Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

Additionally, the Adviser will enter into and perform any instrument or agreement necessary to give effect to this Agreement provided that the terms of such instrument or agreement are acceptable to the Adviser. Subject to the same provision, the Sub-Adviser will enter into any master trading or clearing agreement with an entity approved by the Adviser where such agreement is required by the Sub-Adviser for orderly trading of investments pursuant to this Agreement and authorizes the Sub-Adviser to act as its agent under these agreements as is reasonably necessary for the Sub-Adviser to comply with its investment management obligations under this Agreement.

(b)      In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)      The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-

Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)      Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)      In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (iii) a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)      The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)      All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and, upon request, confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)      The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)      Advisor acknowledges and agrees that the Sub-Adviser is not the Fund’s pricing agent and is not responsible for pricing the securities held by the Fund. In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason and subject to its valuation policies, the Sub-Adviser believes there is significant uncertainty as to value or a reasonable likelihood that the price of any security or other investment in the Fund Account may materially deviate from the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)      The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)      As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports; and (e) promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser’s duties under this Agreement.

(l)      The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund Account.

4.      Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the applicable requirements of (i) the 1940 Act and the Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.      Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.      Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities

(including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.      Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.      Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.      Indemnification.

(a)     The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)     The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)     The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)      The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

(e)      The indemnification in this Section 9 shall survive the termination of this Agreement.

10.      Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)      The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(b)      The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

11.      Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)      The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)      The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.      Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)      The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that could reasonably be expected to have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement, as determined by the Sub-Adviser, or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)      The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)      The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)      The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)      The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)      The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)      The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)      The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. Notwithstanding the preceding sentence, the Sub-Adviser may (i) disclose its relationship with the Trust, Fund or Adviser in client lists without prior written consent of the Adviser; and (ii) use the performance of the Fund Account in its composite performance.

13.      Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.      Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.      Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.      Duration and Termination.

(a)      Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)      Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund. The term “assignment” for this purpose has the meaning defined in Section 2(a)(4) of the 1940 Act and the rules thereunder, subject to any applicable exemptive order(s) or other exceptions as may be granted by the SEC under the 1940 Act. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of the termination of the Agreement related to an assignment by the Sub-Adviser.

17.      Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote). To the maximum extent permitted by applicable law, rule or regulation (i) no waiver that may be given by a party will be applicable except in the specific instance for which it is given and (ii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

18.      Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.      Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.      Reference to the Sub-Adviser. Neither the Adviser nor the Trust or any affiliate or agent thereof shall make reference to or use the name of the Sub-Adviser or any of its affiliates, any derivative thereof or logo associated with such name, or any other information about the Sub-Adviser in any advertising or promotional materials, which does not include regulatory filings (e.g., registration statements) and fund fact sheets, without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld. The Adviser shall provide all such materials to the Sub-Adviser for approval prior to use and the Sub-Adviser will review and respond with any comments as soon as reasonably practicable. Upon termination of this Agreement, the Adviser and Trust shall immediately cease to use such name, derivative logo or other information.

21.      Severability. To the extent permitted by applicable law, if any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.      Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940

Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

23.      Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via facsimile or email) or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of General Counsel.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of March 1, 2019.1

GUIDESTONE FUNDS – VALUE EQUITY FUND
5005 Lyndon B. Johnson Freeway Suite 2200
Dallas, Texas 75244-6521
Attest
By:		By:
Name:	Melanie Childers	Name:	John R. Jones
Title:	Vice President – Fund Operations	Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC
5005 Lyndon B. Johnson Freeway Suite 2200
Dallas, Texas 75244-6521
Attest
By:		By:
Name:	Matt L. Peden	Name:	David S. Spika
Title:	Vice President and Chief Investment Officer	Title:	President

AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.
4500 Main Street
Kansas City, Missouri 64111
Attest
By:		By:

Name:		Name:

Title:		Title:

1 Original Contract dated March 1, 2019.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE MARCH 1, 2019

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.
10.	An updated list of all affiliated persons of the Sub-Adviser.

Annually

1.

SSAE 18 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.
6.	Complete requested Section 15(c) questionnaire and provide information requested by the Board in connection with its review of the Agreement.
7.

Certification with respect to the Fund Account that the Sub-Adviser’s provision of portfolio management services is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

1.

Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
5.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
9.

Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the Sub-Adviser’s management of the Fund Account.

10.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and American Century Investment Management, Inc., (“Sub-Adviser”) relating to the Value Equity Fund (“Fund”), a series of the Trust.

Fee Schedule.   Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets                     Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ron W. Bass	Chief Compliance Officer

APPENDIX D

MORE INFORMATION ABOUT WCM INVESTMENT MANAGEMENT, LLC

WCM Investment Management, LLC (“WCM”), with principal offices at 281 Brooks Street, Laguna Beach, California 92651, is 100% owned by its employees and is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. WCM specializes in providing innovative, equity investment advisory services. As of December 31, 2018, WCM had approximately $29.8 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of WCM:

Name	Principal Occupation(s)
Paul R. Black	President and co-CEO
David A. Brewer	Senior Vice President and Chief Compliance Officer
Sloane W. Payne	Senior Vice President and Chief Operating Officer
Mike B. Trigg	Senior Vice President and Portfolio Manager
Kurt R. Winrich, CFA®	Chairman and co-CEO

The business address of each person listed above is the same as the address for WCM.

WCM also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the International Equity Fund:

Fund	Approximate Fund Net Assets as of December 31, 2018 (in millions)	Annual Investment Advisory Fee
WCM Focused International Growth Fund	$5,953	0.85%*
JNL/WCM Focused International Equity Fund	$1,324	-**
Wilshire International Equity Fund	$126	-**
NVIT Multi-Manager International Growth Fund	$474	-**
Goldman Sachs Multi-Manager Global Equity Fund	$41	-**
Goldman Sachs Multi-Manager International Equity Fund	$126	-**
Global Bridge Builder Trust Fund	$1,198	-**
SIT International Equity Fund	$334	-**
Northern Active M International Equity Fund	$320	-**
Virtus WCM International Equity Fund	$89	-**

*Management fees of the fund.

**Investment advisory fee is confidential.

D-1

APPENDIX E

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a limited liability company organized under the laws of the State of Texas, and WCM INVESTMENT MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the International Equity Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.      Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to allocate to, or put under the control of, the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by and among the Trust, the Adviser and the Sub-Adviser.

2.      Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.      Duties as Sub-Adviser.

(a)    Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)    In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)    The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, except as set forth below, in placing orders with brokers, it will seek to obtain the most favorable price and execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking most favorable execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)      Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)      In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)      The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)      All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of a properly authorized representative of the Sub-Adviser (as indicated in writing by the Sub-Adviser from time to time), and except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)      The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)       In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)       The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)     As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports; and (e) promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser’s duties under this Agreement.

(l)      The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund Account.

4.      Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.      Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.      Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. For the avoidance of doubt, the Sub-Adviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund and any losses incurred in connection therewith, expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

7.      Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.      Limitation of Liability. The Sub-Adviser, its officers, directors, employees, agents or affiliates and each person, if any, who is under the control of the Sub-Adviser, shall not be liable for any loss due solely to a mistake of investment judgment. The Sub-Adviser, its officers, directors, employees, agents or affiliates and each person, if any, who is under the control of the Sub-Adviser, shall not be liable for any act, omission, error of judgment or mistake of loss or for any loss, liability or expense of the Fund, any shareholder of the Fund, any other sub-adviser of the Fund, the Trust, or the Adviser either in connection with the performance or non-performance of the Sub-Adviser’s duties under this Agreement except to the extent arising out of or related to Sub-Adviser’s willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied . Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.      Indemnification.

(a)    The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)    The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)    The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)    The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

(e)    The indemnification in this Section 9 shall survive the termination of this Agreement.

10.    Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)    The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)    The Trust is an open-end management investment company registered under the 1940 Act.

(c)    The Trust has the authority to enter into and perform the obligations contemplated by this Agreement.

(d)The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(e)    The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

11.    Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)    The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(c)    The Adviser and the Trust have duly entered into a Management Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Management Agreement to other investment advisers, including without limitation, the appointment of a sub-adviser with respect to assets of each of the Trust’s series, including without limitation the Adviser’s entering into and performing this Agreement.

12.    Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)    The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)    The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)    The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)      The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)      The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change if Sub-Adviser does not provide the Trust and the Adviser with reasonably advanced notice of any such change of control of the Sub-Adviser.

(f)      The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)      The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)      The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. Notwithstanding the preceding sentence, the Sub-Adviser may (i) disclose its relationship with the Trust, Fund or Adviser in client lists without prior written consent of the Adviser; and (ii) use the performance of the Fund Account in its composite performance.

13.      Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.      Confidentiality. Unless required by the parties to comply with applicable law,

including any demand of any regulatory or taxing authority having jurisdiction, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Fund, the parties shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.     Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.      Duration and Termination.

(a)      Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)      Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement if Sub-Adviser does not provide the Trust and the Adviser with reasonably advanced notice of any such assignment of the Agreement by the Sub-Adviser.

17.      Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.      Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.      Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control. Each of the parties hereto irrevocably and unconditionally confirms and agrees that it is and shall continue to be (i) subject to the jurisdiction of the state courts of the State of Delaware, and (ii) subject to service of process in the State of Delaware. Unless the parties consent in writing to the selection of an alternative forum, the exclusive jurisdiction for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be the state and federal courts located in the State of Delaware (the “Delaware Courts”). Each party hereto hereby irrevocably and unconditionally (a) agrees not to commence any litigation relating thereto except in the Delaware Courts and (b) waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court, by way of motion, as a defense, counterclaim or otherwise, that (i) such litigation brought therein has been brought in any inconvenient forum, (ii) it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

20.      Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited, to registration statements, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.      No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.      Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.      Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.      Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via facsimile or email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of David Joerger.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of April 1, 2019.1

GUIDESTONE FUNDS and INTERNATIONAL EQUITY FUND 5005 Lyndon B. Johnson Freeway Suite 2200
Dallas, Texas 75244-6152

Attest
By:		By:
Name:	Melanie Childers	Name: John R. Jones
Title:	Vice President – Fund Operations	Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC
5005 Lyndon B. Johnson Freeway Suite 2200
Dallas, Texas 75244-6152

Attest
By:		By:
Name:	Matt L. Peden	Name: David S. Spika
Title:	Vice President and Chief Investment Officer	Title: President

WCM INVESTMENT MANAGEMENT, LLC
281 Brooks Street
Laguna Beach, California 92651-2974
Attest

By:		By:

Name:		Name:

Title:		Title:

1 Original Agreement dated April 1, 2019.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE APRIL 1, 2019

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one-page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.
10.	An updated list of all affiliated persons of the Sub-Adviser.

Annually

1.

SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.
6.	Complete requested Section 15(c) questionnaire and provide information requested by the Board in connection with its review of the sub-advisory contract.
7.

Certification with respect to the Fund Account that the Sub-Adviser’s provision of portfolio management services is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

1.

As promptly as reasonably practicable furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

As promptly as reasonably practicable notify GuideStone Capital Management, LLC of any material event related to the organization that would impact the ability of the Sub-Adviser to provide the services under this Agreement and, therefore, be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
5.	As promptly as reasonably practicable inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
7.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
8.

Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the Sub-Adviser’s management of the Fund Account.

9.	As promptly as reasonably practicable notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and WCM Investment Management, LLC, (“Sub-Adviser”) relating to the International Equity Fund (“Fund”), a series of the Trust.

Fee Schedule.   Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets                    Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ronald W. Bass	Chief Compliance Officer